MARINER HYMAN BECK PORTFOLIO

Class 1 Shares

Class 2 Shares

A series of Northern Lights Variable Trust

Supplement dated October 16, 2012

to the Prospectus and Statement of Additional Information dated May 1, 2012

Effective immediately the listing of Tait, Weller & Baker LLP as independent registered public accounting firm to the Portfolio is hereby changed to McGladrey LLP, located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202.  The listing of Tait, Weller & Baker LLP as independent registered public accounting firm was incorrect; McGladrey LLP has served in this capacity since Portfolio’s inception. All references in the prospectus and SAI are hereby updated to reflect this change.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated May 1, 2012, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-542-4MHB.

Please retain this Supplement for future reference.